Exhibit 99.1

Spring 2017 Investor Book







AEGION®

Stronger. Safer. Infrastructure.™











Safe Harbor

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward looking statements. The Company makes forward-looking statements in this presentation that represent the Company's beliefs or expectations about future events or financial performance. These forward-looking statements are based on information currently available to the Company and on management's beliefs, assumptions, estimates and projections and are not guarantees of future events or results. When used in this presentation, the words "anticipate," "estimate," "believe," "plan," "intend," "may," "will" and similar expressions are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Such statements are subject to known and unknown risks, uncertainties and assumptions, including those referred to in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2016 as filed with the Securities and Exchange Commission on March 1, 2017 and in the Company's subsequently filed documents. In light of these risks, uncertainties and assumptions, the forward-looking events discussed may not occur. In addition, the Company's actual results may vary materially from those anticipated, estimated, suggested or projected. Except as required by law, the Company does not assume a duty to update forward-looking statements, whether as a result of new information, future events or otherwise. Investors should, however, review additional disclosures made by the Company from time to time in its filings with the Securities and Exchange Commission. Please use caution and do not place reliance on forward-looking statements. All forward-looking statements made by the Company in this presentation are qualified by these cautionary statements.

In addition, some of the market and industry data and forecasts included in this presentation are based upon independent industry sources. Although we believe that these independent sources are reliable, we have not independently verified the accuracy and completeness of this information.

Aegion combines innovative technologies with market-leading expertise to maintain, rehabilitate and strengthen pipeline infrastructure around the world



Infrastructure Solutions

- Water & wastewater pipeline rehabilitation
- Structural strengthening



Corrosion Protection

- Pipeline corrosion prevention
- Pipeline integrity management



Energy Services

- Facility maintenance services

Stronger. Safer. Infrastructure.®

AEGION®

Aegion today is a more customer-focused Company able to generate sustainable organic growth

Aegion Transformation

2014 – 2015 →	2016 →	Future
SIMPLIFY	**FOCUS**	**ORGANIC GROWTH**
Brand clarity Realigned reporting segments Rationalized geographies	Core markets Performance culture Innovation Customer Focus	Leverage favorable end markets Sales excellence Continuous improvement Disciplined M&A


Market Leading Expertise
Sales Excellence
Customer-Focus
through distinct competitive advantages
Integrated Solutions
Innovative Technologies

AEGION

Aegion's areas of strategic focus



Infrastructure Solutions

1

Municipal Pipeline Infrastructure*

Trenchless Solutions

- Maintain growth and share in the North American wastewater CIPP market
- Outpace market growth for pressure pipe rehabilitation in North America
- Expand in select geographies outside North America

Corrosion Protection

2

Oil & Gas Midstream Pipelines*

Cathodic Protection Services

- Outpace market growth by increasing "share of wallet" with top customers

Energy Services

3

Refinery Operations

Third-party Maintenance Services

- Leverage market-leading position on the West Coast to do more with existing customers

* Most attractive end markets for investment

AEGION

Aegion is investing in markets with the most attractive outlook for sustainable and profitable growth

Aegion can unlock additional value


Low
EARNINGS STABILITY
High
Mid-High
OPERATING MARGIN
Low
Infrastructure Solutions
Midstream Corrosion Protection
Upstream Corrosion Protection
Reduce volatility
Improve margins
Energy Services

AEGION

2016 was a challenging year, but a pivotal time for Aegion's transformation into a customer-focused Company



Revenues
$1.3B
$1.2B
$339
$438
$556
$249
$401
$572
2015
2016
Operating Income
(Adjusted[1])
$79.1M
$63.8M
$8.7
$11.5
$58.9
$1.3
$6.4
$56.1
2015
2016
Diluted Earnings per Share
(Adjusted[1])
$1.28
$1.10
2015
2016
Infrastructure Solutions
Corrosion Protection
Energy Services

Successes

- Strengthened Infrastructure Solutions' North American municipal pressure pipe portfolio
- Created an asset integrity management system for midstream pipeline inspection services
- Completed the restructuring and reduced annual costs by approximately $17.5M

Challenges

- Infrastructure Solutions could not replace a large industrial pipe rehab project completed in 2015 using the Tyfo® Fibrwrap® technology
- Energy Services lost money in 1H'16 due to the upstream restructuring
- Corrosion Protection incurred more costs to complete two field coating projects in the Middle East

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

AEGION

Aegion continues to efficiently generate cash

Strong cash generating efficiency

(% of adjusted net income[1])



Operating Cash Flow
Free Cash Flow
178%
125%
157%
94%
280%
217%
189%
89%
2013
2014
2015
2016

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

Liberating cash through better execution

2013-2016
Cash improvement=$112M



12-month average days sales outstanding (DSO)[2]
Resulting Cash Liberation
111
103
95
86
79
$28
$28
$32
$24
2012
2013
2014
2015
2016

[2] Excludes prepayments prior to the start of a large project

2016 Highlight

Aegion's continuous improvement initiative standardized Infrastructure Solutions' project planning, execution and billing for the CIPP operations in North America, which reduced DSOs by 16 days

Priorities for Cash

1. Pay down debt
   - Approximately $70 million over the next 3 years
   - Target long-term debt/EBITDA < 2.5x
   - Retain financial flexibility for other uses of cash
2. M&A
   - Disciplined approach to build out existing platforms
3. Share buybacks
   - Target annual open-market stock repurchases to equal 3 to 5 percent of outstanding shares
   - November 16, 2016: Announced a $40 million share buyback program for 2017

AEGION

Expect strong adjusted EPS growth, greater cash generation and improving ROIC in 2017



2017 Outlook

- ✓Expect organic topline and profit growth across all three platforms because of favorable end markets
- ✓Stronger cash generation expected from net income growth and DSO reduction efforts
- ✓Expect organic growth to drive ROIC to more than 7 percent

2016 was likely the bottom of the current energy cycle for Aegion

AEGION

Strategy for sustainable organic growth expected to drive increases in EPS, cash flow and ROIC from 2017 to 2019

EPS GROWTH:
LOW TO MID-DOUBLE DIGITS

REVENUE GROWTH:
LOW TO MID-SINGLE DIGITS

OPERATING MARGINS:
AT LEAST 7 PERCENT BY 2019


AVERAGE THREE-YEAR GROWTH TARGETS

OPERATING CASH FLOW:
> THAN 2X NET INCOME

FREE CASH FLOW:
> THAN 1X NET INCOME

RETURN ON INVESTED CAPITAL:
APPROACHING 9 PERCENT BY 2019

AEGION

Infrastructure Solutions' leading position in a favorable North American market offers opportunities for sustainable growth

North American Municipal Wastewater Pipeline Rehabilitation


33%

Consolidated revenues in 2016


40%

Consolidated adjusted[1] gross profit in 2016

Aegion's largest and most profitable market

[1]Adjusted (non-GAAP) reconciliation can be found in the Appendix

Wastewater CIPP Rehabilitation

Objectives – Maintain growth and share through additional market penetration in North America while targeting select markets for expansion in Europe

Acquired two businesses in 2016 and early 2017 serving Denmark, Northern Ireland, Scotland and the U.K.

Expand wastewater CIPP operations in targeted underserved regions in North America


Hong Kong

North American Wastewater Pipe Market	
Addressable market	>$1 billion
Annual growth rate	Low single digits
Market characterization	Aegion is market leader

Other opportunities for growth

- Global third-party product sales
- Introduce new technologies to enhance pipeline rehabilitation
- Focus on productivity improvements to maintain gross margin

AEGION

Pressure pipe product innovation, a more experienced sales force and favorable market conditions support a strong outlook in 2017



New Design

InsituMain® CIPP

Cured-in-place pipe

Infrastructure Solutions Pressure Pipe Portfolio



Tite Liner® system

Thermoplastic lining

Part of Corrosion Protection



Fusible PVC® pipe

Pipe bursting, sliplining and horizontal directional drilling



New Design

Tyfo® Fibrwrap® system

Fiber-reinforced polymer

2016 Highlights

- Contributions from the Tyfo® Fibrwrap® technology and Fusible PVC® pipe were below expectations due to limited large-diameter emergency repairs projects, lower product costs and increased competition due to a decline in oil & gas based piping materials
- Successfully completed several key projects using InsituMain® CIPP and Tite Liner® pipe lining system
- R&D improved InsituMain® CIPP and reduced the cost for the Tyfo® Fibrwrap® technology

2017 Outlook

- Sales team enters its first full year marketing the portfolio to customers
- Portfolio revenues expected to be between $80 and $90 million

North American Pressure Pipe Market	
Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Fragmented with various alternative solutions

AEGION®

Corrosion Protection is positioned to capitalize on expected midstream energy pipeline maintenance growth





Cathodic Protection Services

- Over 50 percent of platform revenues
- Primarily midstream oil & gas pipeline maintenance
- Pipeline inspection services to monitor corrosion





Tite Liner® Pipe Lining System

- Protects oil, gas and mining pipelines from corrosive and abrasive materials
- Tite Liner® system is also part of the pressure pipe portfolio for municipal pipeline rehabilitation





Coating Services

- External pipe weld coatings
- Robotics for internal pipe weld coatings





Pipe Coating and Insulation Facility in Louisiana

- Pipe insulation coating production underway for $130 million deepwater project

AEGION®

Asset integrity management is part of a broader effort to expand cathodic protection services with top customers

North American Cathodic Protection Services

Long-term objective: Grow revenues faster than the market

- > 50 percent of Corrosion Protection revenues
- Top 15 customers represent > 30 percent of cathodic protection services
- Pipeline inspection services provide an expected multiplier effect over time for Corrosion Protection's other cathodic protection services

Over one million miles of regulated pipelines in North America

North American Cathodic Protection Services Market	
Addressable market	>$1 billion
Annual growth rate	Mid-single digits
Market characterization	Aegion is the largest player in a fragmented market



2
Digitized into a central repository
1
Field data collected
3
Customers can access data on demand
ASSET INTEGRITY MANAGEMENT
We are improving the data gathering process to increase accuracy and speed of data transfer.
LiveLine™ | ScanLine™ | FieldLine™
Corrosion Protection platform crews collected large sums of survey data from
25,000 miles of midstream energy pipelines in 2016.

- Currently, the system contains 5,000 miles of pipeline data, including surveys for 5 large customers
- All 2017 surveys will utilize the system with the goal of including 10 of the top 15 customers
- Aegion's continuous improvement methods helped to reduce survey cycle time by nearly 70 percent and DSOs by 2 days

AEGION®

Energy Services is expected to be a stable provider of operating income and cash flow



Refinery locations

Refinery Fundamentals

- California ranks 3rd in U.S. oil production and refining capacity per EIA data
- Average capacity utilization is over 90 percent
- Aging infrastructure

Energy Services

Objective – Grow revenues annually by mid-single digits through expanded services

- Leverage downstream customer relationships
- Double-breasted strategy in California
- Diversify service capabilities into other industries
- Continuous improvement to drive operating efficiencies

Energy Services is the lead third-party maintenance provider in 13 out of 17 refineries on the West Coast

AEGION

Favorable core markets and a customer-focused sales effort are expected to drive sustainable topline organic growth

Three-Year Revenue Targets*

Infrastructure Solutions
Low to mid-single digit growth

Corrosion Protection
Low single digit growth

Energy Services
Mid-single digit growth

Aegion
Low to mid-single digit growth

* Average annual growth from 2016 to 2019

Engineered solutions require expertise and strong customer relationships

Aegion's Enhanced Selling Initiative

Gap Analysis
Measure what works

Training
Share best practices

Key Accounts
Grow "share of wallet"

Customer satisfaction
Stay close to the customer

Aegion is focused on expanding operating margins

Operating Margin Drivers

- Mix improvement through higher-margin technologies
- Energy Services margin recovery
- Modest recovery in the energy markets over the next three years
- Continuous improvement effort (LEAN) in manufacturing and key customer-facing processes

Consolidated Operating Margin



At Least 7%
5.2%
2016F (Adj) 1
2019P

Three-Year Platform Targets[1]

1. **Infrastructure Solutions**
   50 to 100 bps improvement
2. **Corrosion Protection**
   50 to 75 bps improvement
3. **Energy Services**
   300 to 400 bps improvement

[1] Adjusted operating margins (see Appendix for reconciliation)

AEGION

Return on invested capital target is expected to approach Aegion's cost of capital by 2019

Expected ROIC Performance Drivers[1]

- Income growth
- Proactive management of invested capital
- A/R reduction through DSO target of < 70 days

[1] Assumes no significant acquisitions

Aegion's (ROIC)



5.7%
>7%
Near 9%
2016
2017P
2019P

$$\text{ROIC} = \frac{\text{Adj. Op Income after Tax} + \text{Equity Earnings} - \text{Non-Controlling Interest}}{[(\text{Total Assets} - \text{Non-Interest Bearing Liabilities}) - (\text{Cash and Cash Equivalents})]}$$

A normalized effective tax rate of 28.5% is used in the calculation

AEGION

Sustainable organic growth objective is supported by a strong strategy, right internal focus and favorable end markets

1

Invest in the most attractive end markets

North American municipal pipeline rehabilitation

North American midstream pipeline maintenance

2

Transform Aegion into a customer-focused Company

3

2017 is expected to be a good year across all three platforms

4

Expect continued strong cash generation and increase ROIC over the next three years to 2019



AEGION

Appendix

Aegion is expected to deliver strong adjusted EPS growth, greater cash generation and higher ROIC in 2017

Infrastructure Solutions


Contract Backlog
$ million USD
$311
$283
-9%
December 31, 2015
December 31, 2016

Expect 2017 revenue growth to exceed 3-year target (low to mid-single digit growth) with operating margins modestly below full year adjusted 2016 results

- Favorable outlook for growth in the North American CIPP rehabilitation market
- Favorable outlook for pressure pipe rehabilitation in North America and Asia-Pacific
- Manufacturing efficiencies and improved execution expected to partially offset higher material and construction labor costs

Corrosion Protection


Contract Backlog
$ million USD
$272
$134
$138
$213
$97
$116
-22%
December 31, 2015
December 31, 2016
Large deepwater project
Remaining

Mid-teens revenue growth and mid-single digit operating margins expected in 2017

- Strong 2017 performance expected because of the execution of the large deepwater pipe coating and insulation project, favorable U.S. market for midstream cathodic protection services and a modest recovery in the upstream energy markets
- Backlog increased for cathodic protection services, primarily in North America, and Tite Liner® pipe linings, which was offset by progress on the deepwater pipe coating and insulation project and completion of two large field coating projects in 2016

Energy Services


Contract Backlog
$ million USD
$193
$41
$152
$193
$30
$163
0%
December 31, 2015
December 31, 2016
Upstream
Downstream

Expect in 2017 mid-single revenue growth, in line with the 3-year growth target, with operating margins above Q4'16 adjusted result

- Strong base of day-to-day maintenance contracts in the West Coast refinery market
- Expect increased turnaround activity compared to full year 2016
- Efforts underway to further improve operating efficiencies to expand margins

Other Items

- OpEx as a % of Total Revenue: Similar to 2016 because of internal investments to advance Aegion's strategic initiatives, annualized impact of recent acquisitions and normal inflationary increases
- Interest Expense: In line with 2016 because of the extension of Aegion's bank credit facility in 2015 and interest rate swap to lock in 75% of the term note, despite anticipated interest rate increases in 2017
- Effective Tax Rate: At or above 30% due to a larger portion of income generated in the U.S.
- Non-Controlling Interest: $3 to $4 million due to increased profits to be shared with a joint venture partner associated with the deepwater pipe coating and insulation project

AEGION®

Aegion Financial Highlights

FINANCIAL HIGHLIGHTS

(IN THOUSANDS, EXCEPT PER SHARE DATA)	2016	2015	2014	2013
	FOR THE YEARS ENDED DECEMBER 31			
Revenue	$ 1,221,920	$ 1,333,570	$ 1,331,421	$ 1,091,420
Gross Profit	253,164	275,787	279,983	247,021
Operating Income (Loss)	50,826	19,946	(19,812)	66,882
Income (Loss) from Continuing Operations	29,488	(8,067)	(33,320)	50,812
Adjusted Income from Contining Operations (non-GAAP)[1]	38,641	47,233	52,202	49,451
Net Income (Loss)	29,488	(8,067)	(37,167)	44,351
Diluted Earnings (Loss) per Share				
Income (Loss) per Share from Continuing Operations	0.84	(0.22)	(0.88)	1.30
Adjusted Income per Share from Continuing Operations (non-GAAP)[1]	1.10	1.28	1.37	1.27
Diluted Net Income (Loss) per Share	0.84	(0.22)	(0.98)	1.13
Operating Cash Flow from Continuing Operations	73,216	132,023	81,868	88,065
Capital Expenditures	38,760	29,454	32,899	26,085
Free Cash Flow from Continuing Operations	$ 34,456	$ 102,569	$ 48,969	$ 61,980

[1] For 2016, 2015, 2014 and 2013, non-GAAP amounts exclude, as applicable, restructuring charges, goodwill and definite-lived intangible asset impairment charges, reserves for disputed and long-dated receivables, certain litigation settlements, certain acquisition-related escrow settlements, acquisition-related expenses, prior debt redemption expenses and joint venture and divestiture activity (non-GAAP).

	2016	2015	2014	2013
Operating Cash Flow/Adjusted Income from Cont Ops	189%	280%	157%	178%
Free Cash Flow/Adjusted Income from Cont Ops	89%	217%	94%	125%

AEGION®

2016 non-GAAP reconciliation

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges[1]	Acquisition-Related Expenses[2]	Litigation Settlement[3]	Reversal of Contingency Reserve[4]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 968,756	$ (333)	$ (3,572)	$ -	$ -	$ 964,851
Gross Profit	253,164	333	3,572	-	-	257,069
Operating Expenses	197,099	(6,179)	-	-	2,336	193,256
Gain on Litigation Settlement	(6,625)	-	-	6,625	-	-
Acquisition-Related Expenses	2,696	-	(2,696)	-	-	-
Restructuring Charges	9,168	(9,168)	-	-	-	-
Operating Income	50,826	15,680	6,268	(6,625)	(2,336)	63,813
Other Income/(Expense)	(694)	248	-	-	-	(446)
Income before Taxes	35,269	15,928	6,268	(6,625)	(2,336)	48,504
Taxes on Income	6,109	5,701	1,902	(2,643)	(878)	10,191
Net Income (attributable to Aegion Corporation)	$ 29,488	$ 10,227	$ 4,366	$ (3,982)	$ (1,458)	$ 38,641
Diluted Earnings per Share	**$ 0.84**	**$ 0.29**	**$ 0.12**	**$ (0.11)**	**$ (0.04)**	**$ 1.10**

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $333 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $6,179 related to wind-down and other restructuring-related charges; (iii) pre-tax restructuring charges of $9,168 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as “Restructuring charges” in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges for other expense of $248 related to the release of cumulative currency translation adjustments. The vast majority of restructuring charges relate to the 2016 Restructuring.

(2) Includes the following non-GAAP adjustments: (i) inventory step up expense of $3,572 for cost of revenues recognized as part of the accounting for business combinations in connection with the Company’s acquisition of Underground Solutions; and (ii) expenses of $2,696 incurred in connection with the Company’s acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions, and other potential acquisition activity pursued by the Company during the year.

(3) Includes the gain on settlement of two lawsuits related to the December 2012 departure of several key leaders in sales and operations for the Tyfo® Fibrwrap® technology.

(4) Includes the reversal of a pre-tax contingency reserve established as part of the opening balance sheet for the acquisition of Brinderson L.P.

Net income includes non-controlling interests.

AEGION

2015 non-GAAP reconciliation

All financial data presented is from continuing operations

(in USD thousands, except per share information)	As Reported (GAAP)	Restructuring Charges[1]	Goodwill Impairment[2]	Credit Facility Fees[4]	Acquisition-Related Expenses[3]	Divestiture Activity[5]	Litigation Settlement[6]	Reserves for Long-Dated A/R[7]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,057,783	$ (2,717)	$ -	$ -	$ -	$ -	$ -	$ -	$ 1,055,066
Gross Profit	275,787	2,717	-	-	-	-	-	-	278,504
Operating Expenses	209,477	(4,387)	-	-	-	-	(2,771)	(2,883)	199,436
Goodwill Impairment	43,484	-	(43,484)	-	-	-	-	-	-
Acquisition-Related Expenses	1,912	-	-	-	(1,912)	-	-	-	-
Restructuring Charges	968	(968)	-	-	-	-	-	-	-
Operating Income	19,946	8,072	43,484	-	1,912	-	2,771	2,883	79,068
Interest Expense	(16,044)	140	-	3,377	-	-	-	-	(12,527)
Other Income/(Expense)	(2,905)	2,768	-	-	-	801			664
Income before Taxes	1,215	10,980	43,484	3,377	1,912	801	2,771	2,883	67,423
Taxes on Income	9,205	2,268	7,773	1,354	(2,745)	(626)	1,111	865	19,205
Net Income (Loss)	(7,990)	8,712	35,711	2,023	4,657	1,427	1,660	2,018	48,218
Non-Controlling Interests (Income) Loss	(77)	-	-	-	-	-	-	(908)	(985)
Net Income (Loss) (attributable to Aegion Corporation)	$ (8,067)	$ 8,712	$ 35,711	$ 2,023	$ 4,657	$ 1,427	$ 1,660	$ 1,110	$ 47,233
Diluted Earnings (Loss) per Share	$ (0.22)	$ 0.24	$ 0.97	$ 0.05	$ 0.13	$ 0.04	$ 0.04	$ 0.03	$ 1.28

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring charges for cost of revenues of $2,717 related to the write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $4,387 related to reserves for potentially uncollectible receivables and other restructuring-related charges; (iii) pre-tax restructuring charges of $968 related to employee severance, extension of benefits, employment assistance programs and early lease termination costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (iv) pre-tax restructuring charges of $2,908 related primarily to the write-off of certain other assets, including the loss on the sale of the Company's CIPP contracting operation in France.

(2) Includes non-GAAP adjustments related to pre-tax charges recorded for goodwill impairment totaling $43,484 for the CRTS ($9,957) and Energy Services ($33,527) reporting units.

(3) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility.

(4) Includes non-GAAP adjustments related to expenses incurred in connection with: (i) the Company's acquisition of Schultz Mechanical Contractors, Inc.; (ii) the Company's acquisition of Underground Solutions, Inc.; and (iii) other potential acquisition activity pursued by the Company during the year.

(5) Includes non-GAAP adjustments for losses on the sale of Bayou Perma-Pipe Canada, Ltd. and Fibrwrap Construction Peru S.A.C.

(6) Includes non-GAAP adjustments related to reserves for the settlement of a disputed matter within the Infrastructure Solutions segment.

(7) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables within the Corrosion Protection segment.

Net income includes non-controlling interests.

AEGION®

2014 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except earnings per share information)	As Reported (GAAP)	2014 Restructuring[1]	Long-Lived Asset and Goodwill Impairments[2]	Acquisition-Related Expenses[3]	Loss on Sale of Bayou Coating[4]	Reserves for Long-Dated A/R[5]	Brinderson Escrow Settlement[6]	As Adjusted (Non-GAAP)
Cost of Revenues	$ 1,051,438	$ (15,694)	$ -	$ -	$ -	$ -	$ -	$ 1,035,744
Gross Profit	279,983	15,694	-	-	-	-	-	295,677
Operating Expenses	234,105	(20,547)	-	-	-	(7,465)	4,500	210,593
Goodwill Impairment	51,512	-	(51,512)	-	-	-	-	-
Definite-lived Intangible Asset Impairment	12,116	(10,896)	(1,220)	-	-	-	-	-
Acquisition-Related Charges	1,375	-	-	(1,375)	-	-	-	-
Restructuring Charges	687	(687)	-	-	-	-	-	-
Operating Income (Loss)	(19,812)	47,824	52,732	1,375	-	7,465	(4,500)	85,084
Interest Expense	(12,943)	199	-	-	-	-	-	(12,744)
Other Income/(Expense)	(3,853)	1,495	-	-	472	-		(1,886)
Income (Loss) before Taxes	(35,975)	49,518	52,732	1,375	472	7,465	(4,500)	71,087
Taxes (Benefit) on Income (Loss)	(3,840)	13,365	6,119	547	194	2,971	(1,656)	17,700
Net Income (Loss) (attributable to Aegion Corporation)[7]	$ (33,320)	$ 36,153	$ 46,613	$ 828	$ 278	$ 4,494	$ (2,844)	$ 52,202
Diluted Earnings (Loss) per Share	$ (0.88)	$ 0.95	$ 1.23	$ 0.02	$ 0.01	$ 0.11	$ (0.07)	$ 1.37

(1) Includes the following non-GAAP adjustments: (i) pre-tax restructuring and charges for cost of revenues of $15,694 associated with the write-down of long-lived assets, impairment of fixed assets, inventory obsolescence and write-off of certain other assets; (ii) pre-tax restructuring charges for operating expenses of $20,547 related to the write-down of long-lived assets, bad debt expenses, impairment of fixed assets, write-off of certain other assets and accrued expenses, and other restructuring charges; (iii) pre-tax restructuring charges for the impairment of definite-lived intangible assets of $10,896 related to Bayou's reporting unit; (iv) pre-tax restructuring charges of $687 related to severance and benefit related costs in accordance with ASC 420, Exit or Disposal Cost Obligations, and recorded as "Restructuring charges" in the Consolidated Statements of Operations; and (v) pre-tax restructuring charges of $1,694 related to the write-off of certain other assets, including the loss on the sale of the CIPP contracting operation in Switzerland.

(2) Includes non-GAAP adjustments related to pre-tax charges related to: (i) goodwill impairment totaling $51,512 for the following reporting units: $29,735 for Bayou, $16,069 for Fyfe and $5,708 for CRTS; and (ii) definite-lived intangible asset impairment totaling $1,220 for Fyfe Latin America.

(3) Includes non-GAAP adjustments related to expenses incurred in connection with (i) the Company's 2012 acquisition of Fyfe Group LLC's Asian operations; (ii) the Company's 2013 acquisition of Brinderson, L.P.; and (iii) other potential acquisition activity pursued by the Company during the year.

(4) Includes non-GAAP adjustments relating to a loss on the sale of the Company's 49 percent interest in Bayou Coating, L.L.C. The difference between the Company's recorded gross equity in earnings of affiliated companies of approximately $1,200 and the final equity distribution settlement of $700 resulted in a loss of approximately $500.

(5) Includes non-GAAP adjustments related to reserves for accounts receivable associated with long-dated receivables, some of which were in litigation or dispute, within the Infrastructure Solutions segment.

(6) Represents proceeds received in connection with the settlement of escrow claims related to the purchase of Brinderson. The total amount of the proceeds was $5,500, of which $1,000 relates to working capital and was recorded as a purchase price adjustment and the remaining $4,500 was recorded as an offset to Operating expenses in the Consolidated Statements of Operations.

(7) Includes non-controlling interests and equity in earnings of affiliated companies.

AEGION®

2013 non-GAAP reconciliation from continuing operations

All financial data presented is from continuing operations

(in USD thousands, except earnings per share information)	As Reported (GAAP)	Acquisition-Related Expenses[1]	Credit Facility Fees[2]	Joint Venture/Divestiture Activities[3,4]	As Adjusted (Non-GAAP)
Operating Expenses	$ 184,314	$ (5,831)	$ --	$ --	$ 178,483
Operating Income	66,882	5,831			72,713
Interest Expense, Net	(13,169)	--	1,964	--	(11,205)
Other Income/(Expense)	4,964			(8,688)	(3,724)
Income before Taxes	59,002	5,831	1,964	(8,688)	58,109
Taxes on Income	12,154	2,321	782	(2,635)	12,622
Net Income (attributable to Aegion Corporation)	50,812	3,510	1,182	(6,053)	49,451
Diluted Earnings per Share	**$ 1.30**	**$ 0.09**	**$ 0.03**	**$ (0.15)**	**$ 1.27**

(1) Includes non-GAAP adjustments related to expenses incurred in conjunction with: (i) the Company's 2013 acquisition of Brinderson, L.P.; and (ii) other potential acquisition activity pursued by the Company during the year.

(2) Includes non-GAAP adjustments related to certain out-of-pocket expenses and acceleration of certain unamortized fees associated with the refinancing of the Company's credit facility as part of the Brinderson, L.P. acquisition.

(3) Includes a non-GAAP adjustment related to a gain on the sale of the Company's 50 percent interest in Insituform Rohrsanierungstechniken GmbH. The sale price was €14.0 million, approximately $18.3 million. The sale resulted in a gain on the sale of approximately $11.3 million (net of $0.5 million of transaction expenses).

(4) Includes a non-GAAP adjustment related to the write down of the Company's investment in Bayou Coating, LLC. The Company recognized a non-cash charge of $2.7 million ($1.8 million post-tax) related to the goodwill allocated to the joint venture as part of the purchase price accounting associated with the 2009 acquisition of The Bayou Companies, LLC. The non-cash charge represented the Company's then current estimate of the difference between the carrying value of the investment on the balance sheet and the amount the Company would receive in connection with the exercise.

Includes non-controlling interests and equity in earnings of affiliated companies.

AEGION®

Infrastructure Solutions 2016 non-GAAP reconciliation

(in USD thousands)	Year Ended December 31, 2016		
	As-Reported (GAAP)	Adjustments[1]	As Adjusted (Non-GAAP)
Infrastructure Solutions			
Revenues	$ 571,551	$ -	$ 571,551
Cost of Revenues	429,870	(3,627)	426,243
Gross Profit	141,681	3,627	145,308
Operating Expenses	89,477	(260)	89,217
Gain on Litigation Settlement	(6,625)	6,625	-
Acquisition-Related Expenses	2,696	(2,696)	-
Restructuring Charges	2,630	(2,630)	-
Operating Income	$ 53,503	$ 2,588	$ 56,091

(1) Includes non-GAAP adjustments related to: (i) pre-tax restructuring charges associated with the write-off of certain other assets, severance and benefit related costs, and other restructuring charges; (ii) inventory step up expense recognized in connection with the Company's acquisition of Underground Solutions; (iii) gain on litigation settlement; and (iv) acquisition expenses incurred primarily in connection with the Company's acquisitions of Underground Solutions, selected assets of Fyfe Europe, the CIPP business of Leif M. Jensen A/S and Concrete Solutions.

AEGION